                                                        PRUCO LIFE INSURANCE COMPANY

                                                       Prudential Premier Series

                                              Supplement to Prospectus Dated May 1, 2006
                                                   Supplement dated January 3, 2007

Supplement dated January 3, 2007 to the May 1, 2006 Prospectus for Pruco Life Insurance Company's Prudential Premier Series Annuity.

This  Supplement  should be read and  retained  with the current  Prospectus  for your  annuity.  If you would like another copy of the current Prospectus, please contact us at 1-888-PRU-2888.

This supplement makes certain changes to the optional Highest Daily Lifetime Five Benefit.

o        We add the following as the last sentence of the paragraph concerning the Highest Quarterly Auto Step-Up in the "Highest
         Daily Lifetime Five Income Benefit" section under "Living Benefit Programs" in the Prospectus (concerning a potential fee increase upon a step-up):

         "If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject."

o        In "BENEFITS UNDER HIGHEST DAILY LIFETIME FIVE", we add the following as the last bullet point within that sub-section:

         "Please note that payments that we make under this benefit after the Annuity  Anniversary  coinciding  with or next  following the Annuitant's 95th birthday will be treated as annuity payments."